UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

_________________

Date of Report: February 21, 2006

(Date of earliest event reported)

TEMPLE-INLAND INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-08634	75-1903917
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1300 MoPac Expressway South, Austin, Texas 78746

(Address of Principal Executive Offices, including Zip code)

(512) 434-5800

(Registrant's telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Item 7.01.	Regulation FD Disclosure.

Temple-Inland Inc. will hold its annual meeting of stockholders on Friday May 5, 2006, at 9:00 a.m. CT at its offices located at 303 South Temple Drive, Diboll, Texas. Stockholders of record as of March 8, 2006, will be entitled to vote at the meeting. Stockholders will be asked to elect four directors nominated by the board to serve until the annual meeting in 2009, ratify the selection of the independent registered public accounting firm for the company, and transact such other business as may properly come before the meeting. There are no nominees other than the individuals nominated by the board of directors. A detailed description of matters to be discussed at the meeting will be included in a proxy statement to be filed with the Securities and Exchange Commission and mailed to stockholders by the end of March 2006.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEMPLE-INLAND INC.

Date: February 21, 2006	By: /s/ Doyle R. Simons

Name: Doyle R. Simons

Title:	Executive Vice President

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